Earnings Per Share	12 Months Ended
Dec. 31, 2025
Text Block1 [Abstract]
Earnings Per Share
32. EARNINGS PER SHARE
The following table presents the net profit or loss attributable to shareholders of the parent company and the number of shares that have been used for the calculation of the basic and diluted earnings per share:

	2025	2024	2023
Net (loss) / profit	(826)	2,348	(1,312)
Weighted average number of shares outstanding	391,952,016	392,088,496	391,722,944
Basic and diluted earnings per share	(2.11)	5.99	(3.35)
There are no financial instruments or other contracts outstanding issued by YPF that imply the issuance of potential ordinary shares, thus the diluted earnings per share equals the basic earnings per share.